                                                                     EXHIBIT T3F

                             CROSS-REFERENCE TABLE*

TRUST INDENTURE ACT SECTION                                   INDENTURE SECTION
---------------------------                                   -----------------
310 (a)(1)..................................................            7.10
(a)(2)......................................................            7.10
(a)(3)......................................................            N.A.
(a)(4)......................................................            N.A.
(a)(5)......................................................            7.10
(b).........................................................            7.10
(c).........................................................            N.A.
311(a)......................................................            7.11
(b).........................................................            7.11
(c).........................................................            N.A.
312.........................................................            2.05
312 (a).....................................................            2.05
(b).........................................................           12.03
(c).........................................................           12.03
313(a)......................................................            7.06
(b).........................................................            7.06
(b)(2)......................................................            7.06
(c).........................................................     7.06; 12.02
314(a)......................................................            4.03
314(a)(4)...................................................  4.04(a); 12.05
(b).........................................................           10.02
(c)(1)......................................................            N.A.
(c)(2)......................................................            N.A.
(c)(3)......................................................            N.A.
(d).........................................................           10.04
(e).........................................................           12.05
(f).........................................................            N.A.
315 (a).....................................................            N.A.
(b).........................................................            N.A.
(c).........................................................            7.01(a)
(d).........................................................            N.A.
(e).........................................................            N.A.
316 (a) (last sentence).....................................            N.A.
(a)(1)(A)...................................................            N.A.
(a)(1)(B)...................................................            N.A.
(a)(2)......................................................            N.A.
(b).........................................................            N.A.
(c).........................................................            N.A.
317 (a)(1)..................................................            6.08
(a)(2)......................................................            6.09
(b).........................................................            2.04
318 (a).....................................................            N.A.
(b).........................................................            N.A.
(c).........................................................           12.01

------------------------

N.A. means not applicable.

* This Cross-Reference Table is not part of the Indenture.